UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2014

Global Digital Solutions, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West West Palm Beach, Florida 33401 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (561) 515-6163

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 2, 2014, Global Digital Solutions, Inc. (the “Company”) appointed Stephen L. Norris as a member of its Board of Directors (the “Board”) and as Chairman and CEO of its GDSI International division. Effective as of July 7, 2014, the Board elected Mr. Norris Vice Chairman of the Company.  At this time, the Company has not determined to which committees of the Board Mr. Norris will be named.

Currently serving as Chairman of Stephen Norris Capital Partners, LLC, Mr. Norris has substantial expertise in structuring, negotiating and implementing leveraged buy-outs, cash-flow-based investments and financing strategies in the public and private capital markets. Mr. Norris is one of five co-founders of the Carlyle Group, a major merchant bank based in Washington, D.C. From 1988-1997, Mr. Norris served as Carlyle's President.  He was a principal participant and key advisor in Carlyle's numerous investments in various public and private companies.  While at Carlyle, Mr. Norris, along with other senior members of the Carlyle team, participated in the acquisition, disposition, strategic focusing and financing (in public and private markets) of numerous companies involving several billion dollars of equity capital.  Carlyle invested in leveraged buyouts (LBOs), venture capital (particularly telecommunications and wireless companies in the pre-Internet days), and real estate.

Mr. Norris does not have any family relationship with any other executive officer or director of the Company, nor has he been involved in any transaction with the Company that would require disclosure under Item 404(a) of the Regulation S-K.

Item 8.01.  Other Events.

On July 2, 2014, the Company issued a press release announcing the appointment of Mr. Norris to the Board. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 7, 2014, the Company issued a press release announcing that the Board has elected Mr. Norris Vice Chairman of the Company.  The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 2, 2014 issued by the Company.

99.2	Press release dated July 7, 2014 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: July 7, 2014	By:	/s/ Richard J. Sullivan
Richard J. Sullivan
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 2, 2014 issued by the Company.

99.2	Press release dated July 7, 2014 issued by the Company.